UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 13, 2022
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
15 Wayside Road, Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Following the detection of irregular activity on certain portions of its corporate network, Progress Software Corporation (“Progress” or “the Company”) engaged outside cybersecurity experts and other incident response professionals to conduct a forensic investigation and assess the extent and scope of the cyber incident. During the investigation, Progress and its external advisors uncovered evidence of unauthorized access to Progress’ corporate network, including evidence that certain company data has been exfiltrated.

Progress has remained fully operational throughout this cyber incident. While Progress’ investigation remains ongoing, the Company (i) has and is continuing to implement a series of containment and related measures aimed at addressing this cyber incident and further strengthening the overall security of its information technology systems, (ii) has engaged outside legal counsel to conduct a thorough independent investigation of the cyber incident, and (iii) has engaged federal law enforcement with respect to the cyber incident.

As the investigation remains ongoing, Progress will continue to assess the potential impact on its business, operations and financial results. Based upon Progress’ assessment of the investigation at this time, the Company currently does not believe that the cyber incident will have a material impact on its business, operations or financial results.

Note Regarding Forward-Looking Statements

This periodic report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this report include, but are not limited to, statements regarding Progress’ business outlook, the actual or potential impact of the cyber incident, and financial guidance related thereto. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) the impact of the unauthorized access to our corporate network or other future similar activities; (ii) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure; (iii) economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (iv) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; and (v) we may fail to achieve our financial forecasts for a variety of reasons, including but not limited to as a result of cyber incidents. For further information regarding risks and uncertainties associated with Progress’ business, please refer to Progress’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2021, and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2022 and August 31, 2022. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this periodic report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 19, 2022	Progress Software Corporation

		By:	/s/ YUFAN STEPHANIE WANG
YuFan Stephanie Wang
Chief Legal Officer and Secretary